UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material Pursuant to § 240.14a-12

Summit Materials, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

The following graphics were posted physically at Summit locations by Summit Materials, Inc. on November 25, 2024:

Combination creates a vertically integrated, North American, construction materials solutions provider with strong customer relationships and iconic products. Summit Materials to be acquired by Quikrete, creating new and exciting opportunities for our employees and customers by joining a leader with our shared commitment to safety and innovation. Until completion, we will continue to be two separate companies. Our work, reporting structure, benefits, and salaries will remain unchanged. What you should do during this time Stay focused on delivering top products and service while prioritizing safety. Refrain from making comments about the transaction in any public forums, including social media, or to reporters . If you receive inquiries, please do not respond. Instead, direct them to karli.anderson@summit - materials.com. A recognized leader in the building materials and home improvement industries with a portfolio of trusted packaged concrete and cement mixes. © Summit Materials 2024. All Rights Reserved.

Summit Materials to be acquired by Quikrete © Summit Materials 2024. All Rights Reserved. What does this mean for you? Our work, reporting structure, benefits, and salaries will remain unchanged. Until completion, we will continue to be two separate companies. What should you do during this time? Stay focused on delivering top products and service while prioritizing safety. Refrain from making comments about the transaction in any public forums, including social media, or to reporters . If you receive inquiries, please do not respond. Instead, direct them to k arli . ande r son@summi t - ma t erials . c om.

Summit Materials to be acquired by Quikrete © Summit Materials 2024. All Rights Reserved. What does this mean for you? Our work, reporting structure, benefits, and salaries will remain unchanged. Until completion, we will continue to be two separate companies. What should you do during this time? Stay focused on delivering top products and service while prioritizing safety. Refrain from making comments about the transaction in any public forums, including social media, or to reporters . If you receive inquiries, please do not respond. Instead, direct them to k arli . ande r son@summi t - ma t erials . c om.

Cautionary Note Regarding Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the federal securities laws, which involve risks and uncertainties. Forward-looking statements include all statements that do not relate solely to historical or current facts, and you can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “intends,” “trends,” “plans,” “estimates,” “projects” or “anticipates” or similar expressions that concern our strategy, plans, expectations or intentions. All statements made relating to our estimated and projected earnings, margins, costs, expenditures, cash flows, growth rates and financial results are forward-looking statements. Such forward-looking statements include but are not limited to statements about the transactions contemplated by the Agreement and Plan of Merger among Summit Materials, Inc. (the “Company”), Quikrete Holdings, Inc. (“Purchaser”) and Soar Subsidiary, Inc. (the “Merger”), including statements that are not historical facts. These forward-looking statements are subject to risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. We derive many of our forward-looking statements from our operating budgets and forecasts, which are based upon many detailed assumptions. While we believe that our assumptions are reasonable, it is very difficult to predict the effect of known factors, and, of course, it is impossible to anticipate all factors that could affect our actual results. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be realized. Important factors could affect our results and could cause results to differ materially from those expressed in our forward-looking statements, including but not limited to the factors discussed in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 30, 2023, and Quarterly Report on Form 10-Q for the fiscal quarter ended March 30, 2024, each as filed with the SEC, and any factors discussed in the section entitled “Risk Factors” in any of our subsequently filed SEC filings; and the following: (i) the occurrence of any event, change, or other circumstance that could give rise to the right of one or both of the parties to terminate the definitive transaction agreement between the Company and Purchaser, including in circumstances requiring the Company to pay a termination fee; (ii) potential litigation relating to the Merger that could be instituted against the parties to the definitive transaction agreement or their respective directors or officers, including the effects of any outcomes related thereto; (iii) the possibility that the Merger does not close when expected or at all because required regulatory, shareholder, or other approvals and other conditions to closing are not received or satisfied on a timely basis or at all; (iv) reputational risk and potential adverse reactions of customers, employees or other business partners and the businesses generally, including those resulting from the announcement of the Merger; (v) the risk that any announcements relating to the Merger could have adverse effects on the market price of the Company’s common stock; (vi) significant transaction costs associated with the Merger; and (vii) the diversion of management’s attention and time from ongoing business operations and opportunities on Merger-related matters. All subsequent written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements. Any forward-looking statement that we make herein speaks only as of the date of this Schedule 14A. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to buy or sell or the solicitation of an offer to buy or sell any securities. This communication relates to the Merger. In connection with the Merger, the Company plans to file with the Securities and Exchange Commission (“SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”). This Schedule 14A is not a substitute for the Proxy Statement or any other document that the Company may file with the SEC and send to its shareholders in connection with the Merger. The Merger will be submitted to the Company’s shareholders for their consideration. Before making any voting decision, the Company’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about the Company and the Merger.

The Company’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about the Company, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by the Company with the SEC may be obtained, without charge, by contacting the Company through its website at https://investors.summit-materials.com/corporate-profile/default.aspx.

Participants in the Solicitation

The Company, its directors, executive officers and other persons related to the Company may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the Merger. Information about the directors and executive officers of the Company and their ownership of common stock of the Company is set forth in the section entitled “Our Stockholders—Holdings of Major Stockholders” in the Company’s proxy statement for its 2024 annual meeting of stockholders, which was filed with the SEC on April 8, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/0001621563/000114036124018480/ny20019511x1_def14a.htm).Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the Merger when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.